UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 8, 2010

GABRIEL TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23415 (Commission File Number)	22-3062052 (I.R.S. Employer Identification No.)

732 North 129th Street, # 105
Omaha, Nebraska 68154
(Address of Principal Executive Offices)

 (402) 614-0258
(Registrant’s Telephone Number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01                      ENTRY INTO A MATERIAL AGREEMENT.

On March 8, 2010, Gabriel Technologies Corporation (“we,” “us,” “our” or the “Company”) entered into a promissory note purchase agreement (“Purchase Agreement”) with approximately 12 investors, made up primarily of individuals, including two of our directors who previously have invested in the Company.  Pursuant to the Purchase Agreement, the investors agreed to purchase at one or more closings to be held for this purpose promissory notes of the Company in the aggregate original principal amount of not less than $1,000,000 and not more than $2,500,000.  For a description of the material terms of the promissory notes, see the discussion under Item 2.03 below, which is incorporated herein by reference.

As of March 25, 2010, the Company sold and issued to the investors promissory notes in the aggregate principal amount of $799,700.  Pursuant to the Purchase Agreement, certain investors have agreed to purchase additional promissory notes at subsequent closings of the transactions contemplated thereunder. If such investors fail to purchase the remaining principal amount of promissory notes at one or more subsequent closings as provided in the Purchase Agreement, then any IP Interests (as defined below) acquired by such investors at the initial closing will be forfeited and automatically revert back to us.  In addition, the Purchase Agreement provides that such investors will be liable for all actual, compensatory and consequential damages incurred by us in connection with their failure to purchase the remaining promissory notes, subject to a maximum amount of three (3) times the aggregate principal amount of the promissory notes that such investors agreed to acquire under the Purchase Agreement.

The parties’ obligations to purchase and sell promissory notes at subsequent closings will terminate in the event of a final judgment in the Qualcomm Dispute (as defined below), or if the Qualcomm Dispute is otherwise resolved or settled.  Additionally, if we fail to obtain new lead trial counsel in connection with the Qualcomm Dispute prior to August 23, 2010, the investors will have the right to terminate their remaining obligations under the Purchase Agreement upon written notice to us.

The Purchase Agreement provides that investors generally may not assign the notes with our prior written consent. The Purchase Agreement also includes representations, warranties and closing conditions customary for transactions of this nature.

The net proceeds from the sale of the promissory notes will be used by us for working capital and general corporate purposes, including the payment of salaries and overhead and administrative expenses, expert and legal fees other than in connection with the Qualcomm Dispute and fees and expenses in connection with the possible future financing transactions.

A copy the Purchase Agreement (including the form of promissory note attached as an exhibit thereto) is filed as an exhibit to this Report.  The summary of the purchase agreement set forth above is qualified by reference to such exhibit.

ITEM 2.03                      CREATION OF A DIRECT FINANCIAL OBLIGATION.

Notes

In connection with the transactions contemplated by the Purchase Agreement described in Item 1.01 above, as of March 19, 2010, we had sold and issued promissory notes in the aggregate principal amount of $$799,700.

The promissory notes bear interest at a rate of 6% per annum.  The principal amount of the notes and all accrued and unpaid interest thereon will be due and payable on the funding of an “IP Event.”  An “IP Event” is defined in the promissory notes to mean, generally, our receipt of amounts (whether in cash, stock or otherwise) directly relating to the Qualcomm Dispute.  The “Qualcomm Dispute” means all claims asserted by us in Civil Action No. 3:08-CV-1992, pending in the United States District Court for the Southern District of California, San Diego Division.

If an IP Event occurs, subject to certain conditions, and to the extent funds are available, we will be obliged to pay principal and interest on the promissory notes to the extent of any and all Net Proceeds (as defined in the Purchase Agreement). In addition to repayments of principal and interest on the promissory notes, for every $100,000 principal amount of the promissory notes purchased, an investor will be entitled to receive 0.8% of the “Net Profit” from an IP Event, subject to the availability of funds therefrom (collectively, the “IP Interests”).  “Net Profit” means the difference between Net Proceeds and the aggregate principal amount of the promissory notes and interest accrued thereon.

A copy the Purchase Agreement (including the form of promissory note attached as an exhibit thereto) is filed as an exhibit to this Report.  The summary of the promissory notes set forth above is qualified by reference to such exhibit.

ITEM 3.02                      UNREGISTERED SALES OF SECURITIES.

The offer and sale of the promissory notes described in Items 1.01 and 2.03, above, were not registered under the Securities Act of 1933, as amended (the “Act”), and were made in reliance upon the exemptions from registration contained in Section 4(2) of the Act and Regulation D promulgated thereunder.

ITEM 8.01                      OTHER EVENTS.

The Company has engaged the law firm of Hughes Hubbard & Reed LLP, New York, New York (“Hughes Hubbard”), as the Company’s lead trial counsel in with the Qualcomm Dispute referred to in Item 1.01, above (the “Engagement”).  Under the terms of the Engagement, Hughes Hubbard will be entitled to specified fees and expenses based, in part, on the progress and outcome of the Qualcomm Dispute.

As contemplated by the terms of the Engagement, the Company has secured a financing commitment in connection with the Qualcomm Dispute (“Qualcomm Financing”).  The terms of the Qualcomm Financing have not been finalized. The Company will disclose the terms of the Qualcomm Financing once it has been finalized.

Depending on the timing and eventual outcome of the Qualcomm Dispute, the Engagement and the anticipated terms of the Qualcomm Financing will substantially reduce the potential recoveries in the Qualcomm Dispute to the Company and its security holders and other parties with whom the Company has contracted, or may contract in the future, and who are entitled to share in any such recoveries.

There is no assurance that any recoveries will be obtained in the Qualcomm Dispute.

THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS OR RESULTS DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, INCLUDING RISKS RELATING TO GABRIEL’S ABILITY TO ACHIEVE ONE OR MORE OF THE OBJECTIVES DESCRIBED IN THIS LETTER, RISKS RELATING TO GABRIEL’S ABILITY TO OBTAIN FUNDING TO PROSECUTE THE QUALCOMM DISPUTE AND OTHER LITIGATION DESCRIBED IN THIS REPORT, AND THE RISKS AND UNCERTAINTIES REGARDING THE TIMING AND EVENTUAL OUTCOME OF THE QUALCOMM DISPUTE AND OTHER LITIGATION.  ALL FORWARD-LOOKING STATEMENTS ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO GABRIEL.  GABRIEL UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

There is filed as part of this Report the exhibit listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GABRIEL TECHNOLOGIES CORPORATION
	By:	/s/ GEORGE TINGO
George Tingo
Dated: March 26, 2010		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note Purchase Agreement, dated March 8, 2010, between Gabriel Technologies Corporation and certain investors named therein